Exhibit 10.8

AMENDMENT TO SECURITY AGREEMENT

THIS AMENDMENT TO SECURITY AGREEMENT (the “Amendment”) is made effective as of March 31, 2022 (the “Effective Date”) by and between Spine Injury Solutions, Inc., a Delaware corporation (“SPIN”), Peter Dalrymple, an individual (“Dalrymple”) and Quad Video Halo, Inc., a Texas corporation (“Quad”). The Company, Dalrymple and Quad may collectively be referred to as the “Parties”.

BACKGROUND

A. SPIN and Dalrymple are the parties to that certain Security Agreement dated August 31, 2020 (the “Agreement”);

B. Quad is a wholly-owned subsidiary of SPIN, and received significant benefits from the proceeds of the Note as described in the Agreement;

C. SPIN, Bitech Mining Corporation (the “Acquired Company”), each of the shareholders of the Acquired Company who executed a joinder to the Share Exchange Agreement (each, a “Seller” and collectively, the “Sellers”), and Benjamin Tran, solely in his capacity as Sellers’ Representative (“Sellers’ Representative”) entered into a Share Exchange Agreement dated March 31, 2022 (the “SEA”); and

D. The Parties desire to amend certain parts of the Agreement as provided for in the SEA and as set forth below.

NOW, THEREFORE, in consideration of the execution and delivery of the SEA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. As of the Effective Date, and pursuant to the Parties’ execution of this Amendment below, the Agreement is hereby amended such that:

1.1 Quad shall be included with SPIN as an additional Debtor for all purposes in the Agreement (except as set forth below in Section 1.2) and all references to the term Debtor shall refer to SPIN and Quad (except for those references which refer specifically to SPIN’s state of organization and except as set forth under Sections 1.2 and 1.3);

1.2 Quad’s collateral obligations under the Agreement shall only relate to its Accounts Receivable, and the Collateral relating to Pledged Securities in the Agreement shall not apply to Quad’s obligations under the Agreement; and

1.3 Notwithstanding anything to contrary provided for in the Agreement, SPIN’s pledge of its Accounts Receivables as provided for in the Agreement is hereby limited solely to SPIN’s Accounts Receivables in existence as of March 27, 2022 at 11:59 P.M. ET, and shall not apply to any after acquired Accounts Receivables.

2. SPIN shall be authorized to file an amended financing statement to reflect the terms of this Amendment and Quad shall promptly file a financing statement reflecting the terms of this Amendment.

3. Dalrymple agrees to the terms and conditions of this Amendment by his signature below.

4. This Amendment shall be deemed part of, and shall be read in connection with, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement. All initial capitalized terms used in this Amendment shall have the same meaning as set forth in the Agreement unless otherwise provided. Except as specifically modified hereby, all of the provisions of the Agreement which are not in conflict with the terms of this Amendment shall remain in full force and effect.

5. This Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(Signature page follows.)

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

“SPIN”

Spine Injury Solutions, Inc.

By:	/s/ William F. Donovan
William F. Donovan,
President and Chief Executive Officer

“Quad”

Quad Video Halo, Inc.

By:	/s/ William F. Donovan

Print Name:	William F. Donovan

Title:	Chief Executive Officer

“Dalrymple”

/s/ Peter Dalrymple
Peter Dalrymple

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